UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 13, 2013, the Compensation Committee (the "Committee") of the Board of Directors of Eagle Rock Energy G&P, LLC (the "Company"), the general partner of the general partner of Eagle Rock Energy Partners, L.P., approved certain increases to base salaries of the Company's officers, including its named executive officers, to be effective April 1, 2013, in order to continue to target the market median in total direct compensation. Pearl Meyers & Partners, an independent compensation consultant engaged by the Committee, assisted the Committee in gathering information and data regarding executive compensation within the market in which the Company competes for executive talent and advised the Committee as to potential adjustments to base salaries of the Company's officers, including its named executive officers, and the resulting impact on bonus targets and overall target total direct compensation, in an effort to ensure the Company continues to target the market median.
The Company's current named executive officers are as follows: (1) Joseph A. Mills, Chairman of the Board and Chief Executive Officer; (2) Jeffrey P. Wood, Senior Vice President and Chief Financial Officer; (3) Charles C. Boettcher, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; (4) Joseph E. Schimelpfening, Senior Vice President, Upstream Business; and (5) Steven G. Hendrickson, Senior Vice President, Technical Evaluations. The Committee approved the following increases to base salaries of each of the named executive officers, to be effective April 1, 2013:

Officer	Previous Base Salary	New Base Salary	Resulting Salary Increase
Mr. Mills	$560,000	$570,000	2%
Mr. Wood	$320,000	$340,000	6%
Mr. Boettcher	$290,000	$330,000	14%
Mr. Schimelpfening	$290,000	$315,000	9%
Mr. Hendrickson	$260,000	$300,000	15%
Although the Committee did not change the Target Bonus Percentages for the Company's officers, including its named executive officers, under the Company's 2013 Short Term Incentive Bonus Plan, such officers' bonus targets will be higher on account of higher annual wage earnings from April 1, 2013 to the end of the year.
The base salary increases for officers, including the named executive officers, will be effective coincident with annual salary increases for other employees of the Company on April 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: February 19, 2013	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel